AllianceBernstein Mid- Cap Growth Fund, Inc.
811-00204


77.Q1(a)  Amended and Restated Bylaws

Amended and Restated Bylaws: Incorporated by reference to Exhibit 99(b) to Post-Effective Amendment No. 139 to Registrant?s Registration
Statement on Form N-1A, filed with the Securities and Exchange
Commission on August 30, 2006.